EXHIBIT 24

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints
each of Sarah E. Stephenson,
John Hawkins,
 Michael I. Oberlander, Marcy Lifton, Lora Wilson and Theresa Benfield, signing singly, the undersigned's true and lawful attorney-in-fact to:
(1)	execute for and on behalf of the undersigned, in the
undersigned's
 capacity as an
officer and/or director of Brown Shoe Company, Inc. (the ?Company?),
Forms 3, 4, and 5 in
accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf of the
undersigned which may
be necessary
or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any
amendment or
 amendments thereto, and timely file such form with the United
States Securities and
Exchange Commission
and any stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in connection
with the foregoing which,
in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
required by,
the undersigned, it being understood that the documents executed by such attorney-in-fact on
 behalf of
 the undersigned pursuant to this Power of Attorney shall be in such form and shall contain
such terms
 and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do
and perform
any and every act and thing whatsoever requisite, necessary, or proper to be done in the
exercise of any
of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or
could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming
all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall
lawfully do or
cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned
acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned,
are not assuming, nor is the Company assuming, any of the undersigned's responsibilities
 to comply with Section 16
of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company,
unless earlier revoked by the undersigned in a signed writing delivered to the foregoing
attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this
     22      _______ day of January, 2010, in _Clayton_______________[city],
 ____MO_________[state].

Signed:	       Mark D Lardie